                                                                 Exhibit 10(vi)
[logo ALLIEDSIGNAL]
     AERSOSPACE

ALLIEDSIGNAL TECHNICAL SERVICES CORPORATION
One Bendix Road
Columbia, Maryland 21045-1897
Telephone 410-964-7000

                             Send All Invoices to
                          THE ACCOUNTS PAYABLE DEPT.
                                One Bendix Road
                         Columbia, Maryland 21045-1897

                                PURCHASE ORDER   NUMBER: FE
                                --------------                 HQ 284299 S 010
                                                 DATE ISSUED:
                                                               10/20/93 08/19/96
                                                     PAGE
                                                                   1
               Ship to Destination Indicated by "X" in Box Below.

               [XX] One Bendix Road
                    Columbia, Maryland 21045-1897

               [__]

TO:  SOFTWARE TECHNOLOGY
     1229 EVANS ROAD
     MELBOURNE, FL 32904 2314                                 TERMS OF PAYMENT:
                                                              -----------------
ATTN:                                                           NET 30

     PHONE NO.:               CONTRACT NO:               FOB:
                              ------------               ----
              437/723-3999                93-C-4717             NOT APPLICABLE

                                                         SHIP VIA:
                                                         ---------
                                                                  NOT APPLICABLE

------------------------------------------------------------------------------------------------------------------------------------
ITEM        QUANTITY    U.M.       PART NUMBER          PART DESCRIPTION             TAX      UNIT PRICE       EXTENDED PRICE
------------------------------------------------------------------------------------------------------------------------------------
                                           256
130          1.000      4.0        WBS 3.6 001         SOFTWARE SERVICES 256          N       982,925.000        982,925.00

                                                       ADVANCED DATA ANALYSIS
                                                       COST: 911,804
                                                       FIXED FEE: 71,121

140          1.000      1.0        WBS 3.7 002         SOFTWARE SERVICES              N       146,949.000        146,949.00

                                                       SYSTEM ENGINEER
                                                       COST: 131,316
                                                       FIXED FEE: 10,633

150          1.000      1.0        WBS 3.8 003         SOFTWARE SERVICES              N       612,088.000        612,088.00

                                                       S/W ENG SUPPORT
                                                       COST 567,800
                                                       FIXED FEE: 44,288

160          1.000      1.0        WBS 3.1 006         SOFTWARE SERVICES              N        81,000.000         81,000.00

                                                       TRAVEL
                                                       COST: 81,000

170          1.000      1.0        WBS 3.13            SOFTWARE SERVICES              N       381,203.000        381,203.00

                                                       MOCS LABOR 282
------------------------------------------------------------------------------------------------------------------------------------
DELIVERY DATE
-------------

  08/31/97




  08/31/97




  08/31/97




  08/31/97




  08/31/97
--------------------------------------------------------------------------------

DELIVER TO:
-----------
           BOB ALLISON
--------------------------------------------------------------------------------
          BUYER (PRINTED NAME)
--------------------------------------------------------------------------------

           D. FORTE
--------------------------------------------------------------------------------
          BUYER (FULL WRITTEN SIGNATURE)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Official conditions applying to this order are checked (x) or noted below.

[_] Certified Defense Priorities And Allocations System (DPAS) Rating
    Seller is Required To Follow All Provisions of DPAS (15 CFR Part 350).
[_] This is to certify that the material purchased on this order, designated above as non-taxable, is for resale and is exempt from either the Maryland retail sales act (Purchaser's license No. 01631124) or the taxing authority as designated by appropriate comments in the P.O. text.

This order is subject to the General Purchase Order Provisions set forth on attached form GP/AS (6-93) & SP/FFP (1/93) AS REQD
Acceptance of this purchase order by the seller constitutes an acceptance of all the terms and conditions and specifications contained in, attached to, or referenced by this purchase order.
--------------------------------------------------------------------------------
The acceptance of the material on this order is dependent upon proper identification of each line item as shown on this purchase order. Each line item must be identified by item number, part number and quantity. In the event a direct substitute is made the item must show the substitute part number and the original part number as shown on the purchase order. MIL packaging not required unless specified.

    THIS ORDER MUST BE ACKNOWLEDGED ON ATTACHED RETURN ACKNOWLEDGEMENT COPY
                                                ---------------------------

                                PURCHASE ORDER
                                --------------

                          Send All Invoices to                                                  NUMBER:  FE HQ 284299 S 010
                       THE ACCOUNTS PAYABLE DEPT.
                            One Bendix Road                                                     DATE ISSUED: 10/20/93   08/19/96
                     Columbia, Maryland 21045-1897
                                                                                                   PAGE         2

[LETTERHEAD OF ALLIED SIGNAL]                     Ship to Destination Indicated by "X" in Box Below.

                                                  [XX] One Bendix Road
                                                       Columbia, Maryland 21045-1897
TO:  SOFTWARE TECHNOLOGY
--   1225 EVANS ROAD                              [_]
     MELBOURNE, FL 32904 2314                                                                      TERMS OF PAYMENT:
                                                                                                   ----------------
ATTN:                                                                                                   NET 30

     PHONE NO.:  407/723-8998       CONTRACT NO.:  93-C-4717                                    FOB:  NOT APPLICABLE
                                    ------------                                                ---

                                                                                                SHIP VIA:  NOT APPLICABLE
                                                                                                --------
------------------------------------------------------------------------------------------------------------------------------------
ITEM      QUANTITY      U.M.        PART NUMBER       PART DESCRIPTION       TAX      UNIT PRICE     EXTENDED PRICE    DELIVERY DATE
------------------------------------------------------------------------------------------------------------------------------------
                                                      COST:  353,621
                                                      FIXED FEE:  27,582

180          1.000       LO         WBS 3.13          SOFTWARE SERVICES       N        27,750.000     27,750.00           08/31/97

                                                      MCCS TRAVEL
                                                      COST:   27,750

                                                      NOTE:
                                                      THIS AMENDMENT ADDS LINE ITEMS 13 THRU 18 TO THE
                                                      ORDER, EXERCISING OPTION FOR P.O.P. 9/1/96 THRU
                                                      8/31/97.

                                                      OLD PO TOTAL:  $5,871,617.00
                                                      NEW PO TOTAL:  $8,104,532.00
                                                      INCREASE OF :  $2,231,915.00

                                       * * * *   END OF PURCHASE ORDER * * * *             TOTAL     2,231,915.00


------------------------------------------------------------------------------------------------------------------------------------
Special conditions applying to this order are checked (x) or noted below.             | DELIVER TO:   BOB ALLISON
                                                                                      ----------------------------------------------
[XX] Certified Defense Priorities And Allocations System (DPAS) Rating   XXX                        | BUYER (PRINTED NAME)
     Seller Is Required To Follow All Provisions Of DPAS (15 CFR Part 350)                          |
[XX] This is to certify that the material purchased on this order, designated above as non-taxable, |
is for resale and is exempt from either the Maryland retail sales act (Purchaser's license          |
No. 01631124) or the taxing authority as designated by appropriate comments in the P.O. text.       | D. FORTE
                                                                                                    --------------------------------
                                                                                                    | BUYER (FULL WRITTEN SIGNATURE)
                                                                                                    --------------------------------
This order is subject to the General Purchase Order Provisions set forth on attached form GP/AS     |
(6-93) & SP/FFP (1/93) AS REQD                                                                      |
Acceptance of this purchase order by the seller constitutes an acceptance of all the terms and      |
conditions and specifications contained in, attached to, or referenced by this purchase order.      |
----------------------------------------------------------------------------------------------------
The acceptance of the material on this order is dependent upon proper identification of each line item as shown on this purchase order.  Each line item must be identified by item number, part number and quantity.  In the event a direct substitute is made the item must show the substitute part number and the original part number as shown on the purchase order.  MIL packaging not required unless specified.

                              THIS ORDER MUST BE ACKNOWLEDGED ON ATTACHED RETURN ACKNOWLEDGEMENT COPY
                                                                          ---------------------------